INTANGIBLE ASSETS	6 Months Ended
Jun. 30, 2021
Intangible assets and goodwill [abstract]
INTANGIBLE ASSETS	INTANGIBLE ASSETS
The following table summarizes the movement in the net book value of intangible assets, including goodwill for the six-month period ended June 30:

	Six-month period
	2021	2020

Balance as of January 1	4,152	5,688

Acquisition of subsidiary (Note 4)	18	—
Additions	199	124
Amortization	(153)	(178)
Impairment	(1)	—
Translation adjustment	28	(519)
Other	(13)	4

Balance as of June 30	4,230	5,119

Goodwill
Included within total intangible asset movements for the six month periods ended June 30, 2021, as shown above, are the following movements in goodwill for the group, per cash generating unit ("CGU"):

CGU *	June 30, 2021	Others	Currency translation	January 1, 2021

Russia**	1,156	2	23	1,131
Algeria	1,034	—	(19)	1,053
Pakistan	323	(6)	5	324
Kazakhstan	137	—	(3)	140
Uzbekistan	34	—	—	34

Total	2,684	(4)	6	2,682
* There is no goodwill allocated to the CGUs of Ukraine, Bangladesh, Kyrgyzstan or Georgia
** In June 2021, VEON acquired a majority stake in OTM, a technology platform for the automation and planning of online advertising purchases in Russia.
Impairment analysis
Goodwill is tested for impairment annually or when circumstances indicate the carrying value may be impaired. When reviewing for indicators of impairment in interim periods, the Company considers, amongst others, the relationship between its market capitalization and its book value, as well as weighted average cost of capital and the quarterly financial performances of each cash-generating unit ("CGU").
VEON performed its annual impairment testing at September 30, 2020. For further details regarding calculations and assumptions used for impairment testing, refer to the Group’s audited annual consolidated financial statements as of and for the year ended December 31, 2020.
There was no goodwill impairment recorded in the first half of 2021 or first half of 2020.